Exhibit 23.1

                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements on Form S-8 Nos. 333-47101, 333-56615 and 333-56675 of U.S. Industries, Inc., of
our report dated June 26, 1998 with respect to the consolidated combined financial statements of U.S. Industries, Inc. included in this current Report on Form 8-K of U.S. Industries, Inc.


                                                /s/ Ernst & Young LLP

New York, New York
August 7, 1998





                                      75